Exhibit 99.1

Execution Version

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of October 3, 2022 (as it may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), is among Wells Fargo Bank, N.A. (“Wells Fargo”), Computershare Trust Company, N.A. (“Computershare”), and AmeriCredit Financial Services, Inc., d/b/a GM Financial (“GM Financial”).

PRELIMINARY STATEMENTS

WHEREAS, pursuant to the terms of the Second A&R Credit and Security Agreement, (i) Wells Fargo serves as Collateral Agent for the benefit of the CSA Secured Parties and (ii) the Borrower has Granted to Wells Fargo, not in its individual capacity but solely in its capacity as Collateral Agent for the benefit of the CSA Secured Parties, all of the Borrower’s right, title and interest in and to the Collateral (whether then owned or existing or thereafter acquired or arising);

WHEREAS, pursuant to the terms of each Indenture, (i) Wells Fargo serves as Indenture Trustee for the benefit of the applicable Indenture Secured Parties and (ii) the applicable Issuer has Granted to Wells Fargo, not in its individual capacity but solely in its capacity as Indenture Trustee for the benefit of the applicable Indenture Secured Parties, all of such Issuer’s right, title and interest in and to the applicable Indenture Collateral (whether then owned or existing or thereafter acquired or arising);

WHEREAS, pursuant to the terms of each Loan Agreement, (i) Wells Fargo serves as Trust Collateral Agent for the benefit of the applicable Loan Secured Parties and (ii) the applicable Loan Borrower has Granted to Wells Fargo, not in its individual capacity but solely in its capacity as Trust Collateral Agent for the benefit of the applicable Loan Secured Parties, all of such Loan Borrower’s right, title and interest in and to the applicable Loan Collateral (whether then owned or existing or thereafter acquired or arising);

WHEREAS, pursuant to the terms of the applicable Program Documents, Wells Fargo is the registered holder of each Exchange Note and is entitled to exercise all of the rights and powers as Exchange Noteholder of each Exchange Note;

WHEREAS, Wells Fargo desires to assign all of its rights and obligations as Collateral Agent, as Indenture Trustee under each Indenture, as Trust Collateral Agent under each Loan Agreement and as Exchange Noteholder of each Exchange Note to Computershare and Computershare desires to accept all rights and obligations of the Collateral Agent, the Indenture Trustee under each Indenture, the Trust Collateral Agent under each Loan Agreement and as Exchange Noteholder of each Exchange Note, in each case, pursuant to the terms of this Agreement;

WHEREAS, to effectuate such transfer by Wells Fargo of its rights and obligations as Collateral Agent, as Indenture Trustee under each Indenture, as Trust Collateral Agent under each Loan Agreement and as Exchange Noteholder of each Exchange Note, simultaneously with the execution hereof, the applicable parties will enter into the Third A&R Credit and Security Agreement, the Fourth A&R Servicing Agreement and omnibus amendments to the Program Documents relating to each Exchange Note; and

WHEREAS, with the execution of this Agreement, each of the parties hereto is entering into this Agreement to evidence the acceptance of the appointment of Computershare as successor Collateral Agent, successor Indenture Trustee under each Indenture, successor Trust Collateral Agent under each Loan Agreement and successor Exchange Noteholder of each Exchange Note.

NOW THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, the parties hereto agree as follows:

SECTION 1. Definitions. All capitalized terms used but not otherwise defined herein shall have the meanings given to them in this Section 1 or in Appendix A to the Credit and Security Agreement or in Appendix 1 to the applicable Exchange Note Supplement. The following terms used in this Agreement shall have the following meanings:

“Administrative Agent” means Computershare as Administrative Agent under the Credit and Security Agreement.

“Borrower” means the Titling Trust as Borrower under the Credit and Security Agreement.

“Certificate of Title” has the meaning given to such term in Appendix A to the Second A&R Credit and Security Agreement.

“Collateral” has the meaning given to such term in Appendix A to the Second A&R Credit and Security Agreement.

“Collateral Agent” means (i) prior to the execution of this Agreement, Wells Fargo, as Collateral Agent under the Second A&R Credit and Security Agreement and (ii) following the execution of this Agreement, Computershare, in its capacity as Collateral Agent under the Third A&R Credit and Security Agreement.

“Computershare” means Computershare Trust Company, N.A.

“Credit and Security Agreement” means (i) prior to the execution of this Agreement, the Second A&R Credit and Security Agreement and (ii) following the execution of this Agreement, the Third A&R Credit and Security Agreement.

“CSA Secured Parties” means the Lender and each Exchange Noteholder.

“Exchange Note” means, with respect to any Exchange Note Supplement, the Exchange Note issued pursuant to the terms of such Exchange Note Supplement and identified on Schedule C.

“Exchange Noteholder” has the meaning given to such term in Appendix A to the Credit and Security Agreement. For the avoidance of doubt, (i) prior to the execution of this Agreement, the registered holder of each Exchange Note was Wells Fargo and (ii) following the execution of this Agreement, the registered holder of each Exchange Note shall be Computershare.

“Exchange Note Supplement” means each Exchange Note Supplement identified on Schedule C.

“Fourth A&R Servicing Agreement” means the Fourth A&R Servicing Agreement, dated as of October 3, 2022, among the Titling Trust, the Servicer, the Settlor, and Computershare, as Collateral Agent and Indenture Trustee, as the same may be further amended, restated, supplemented or otherwise modified from time to time.

“GM Financial” means AmeriCredit Financial Services, Inc., d/b/a GM Financial.

“Grant” has the meaning given to such term in Appendix A to the Second A&R Credit and Security Agreement.

“Indenture” means each Indenture identified on Schedule A.

“Indenture Collateral” has the meaning given to such term in the “Granting Clause” of the applicable Indenture.

“Indenture Secured Parties” means, with respect to any Indenture, the related “Indenture Secured Parties” identified on Schedule A.

“Issuer” means, with respect to any Indenture, the related “Issuer” identified on Schedule A.

“Leased Vehicle” has the meaning given to such term in Appendix A to the Second A&R Credit and Security Agreement.

“Lender” means GM Financial, in its capacity as Lender under the Credit and Security Agreement.

“Loan Agreement” means each Loan Agreement identified on Schedule B.

“Loan Borrower” means, with respect to any Loan Agreement, the related “Borrower” identified on Schedule B.

“Loan Secured Parties” means, with respect to any Loan Agreement, the related “Loan Secured Parties” identified on Schedule B.

“Person” means any individual, corporation, estate, partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

“Program Documents” has the meaning given to such term in Appendix 1 to the applicable Exchange Note Supplement.

“Responsible Officer” means when used with respect to Computershare or Wells Fargo, any officer in the corporate trust office of such Person, including any president, vice president, assistant vice president, trust officer, secretary, assistant secretary or any other officer thereof customarily performing functions similar to those performed by the individuals who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his or her knowledge of or familiarity with the particular subject.

“Second A&R Credit and Security Agreement” means the Second Amended and Restated Credit and Security Agreement, dated as of January 24, 2018, among the Borrower, the Lender, the Servicer, the Administrative Agent and Wells Fargo, as Collateral Agent.

“Servicer” means GM Financial, in its capacity as Servicer under the Servicing Agreement.

“Servicing Agreement” means (i) prior to the execution of this Agreement, the Third A&R Servicing Agreement and (ii) following the execution of this Agreement, the Fourth A&R Servicing Agreement.

“Settlor” means APGO Trust.

“Third A&R Credit and Security Agreement” means the Third Amended and Restated Credit and Security Agreement, dated as of October 3, 2022, among the Borrower, the Lender, the Servicer, the Administrative Agent and Computershare, as Collateral Agent, as the same may be further amended, restated, supplemented or otherwise modified from time to time.

“Third A&R Servicing Agreement” means the Third Amended and Restated Servicing Agreement, dated as of January 24, 2018, among the Titling Trust, the Servicer, the Settlor, and Wells Fargo, as Collateral Agent and Indenture Trustee.

“Titling Trust” means ACAR Leasing Ltd.

“Wells Fargo” means Wells Fargo Bank, N.A.

SECTION 2. Assignment of Collateral Agent to Computershare.

2.01 Wells Fargo hereby irrevocably assigns to Computershare, and Computershare hereby irrevocably assumes from Wells Fargo, all of Wells Fargo’s rights and obligations in its capacity as Collateral Agent under the Credit and Security Agreement and all of the other Program Documents. Each party hereto acknowledges and agrees that Wells Fargo has relinquished its rights as Collateral Agent and is released from its obligations as Collateral Agent under the Credit and Security Agreement and the other Program Documents, except as otherwise set forth in this Agreement.

2.02 In connection with the assignment pursuant to Section 2.01 above, Wells Fargo hereby releases the Collateral from the security interest Granted by Section 3.2 of the Second A&R Credit and Security Agreement and simultaneously with such release and pursuant to Section 3.2 of the Third A&R Credit and Security Agreement, the Borrower shall Grant to Computershare, not in its individual capacity but solely in its capacity as Collateral Agent for the benefit of the CSA Secured Parties, all of the Borrower’s right, title and interest in and to the Collateral (whether now owned or existing or hereafter acquired or arising).

2.03 In connection with the assignment pursuant to Section 2.01 above, Wells Fargo hereby Grants to Computershare, not in its individual capacity but solely in its capacity as Collateral Agent for the benefit of the CSA Secured Parties, all of Wells Fargo’s right, title and interest in and to all Certificates of Title, identifying “Wells Fargo Bank, N.A.” or “Wells Fargo Bank, National Association” as the lienholder or recorded holder of a security in the related Collateral Leased Vehicles, whether such Certificates of Title are now existing or issued prior to January 1, 2023.

SECTION 3. Assignment of Indenture Trustee to Computershare.

3.01 Wells Fargo hereby irrevocably assigns to Computershare, and Computershare hereby irrevocably assumes from Wells Fargo, all of Wells Fargo’s rights and obligations in its capacity as Indenture Trustee under each Indenture and all of the other Program Documents. Each party hereto acknowledges and agrees that Wells Fargo has relinquished its rights as Indenture Trustee and is released from its obligations as Indenture Trustee under each Indenture and the other Program Documents, except as otherwise set forth in this Agreement.

3.02 In connection with the assignment pursuant to Section 3.01 above, Wells Fargo hereby releases all Indenture Collateral from the security interests Granted pursuant to the “Granting Clause” of each Indenture and simultaneously with each such release, each Issuer shall Grant to Computershare, not in its individual capacity but solely in its capacity as Indenture Trustee under the related Indenture for the benefit of the applicable Indenture Secured Parties, all of such Issuer’s right, title and interest in and to the applicable Indenture Collateral (whether now owned or existing or hereafter acquired or arising).

SECTION 4. Assignment of Trust Collateral Agent to Computershare.

4.01 Wells Fargo hereby irrevocably assigns to Computershare, and Computershare hereby irrevocably assumes from Wells Fargo, all of Wells Fargo’s rights and obligations in its capacity as Trust Collateral Agent under each Loan Agreement and all of the other Program Documents. Each party hereto acknowledges and agrees that Wells Fargo has relinquished its rights as Trust Collateral Agent and is released from its obligations as Trust Collateral Agent under each Loan Agreement and the other Program Documents, except as otherwise set forth in this Agreement.

4.02 In connection with the assignment pursuant to Section 4.01 above, Wells Fargo hereby releases all Loan Collateral from the security interests Granted pursuant to Section 8.1 of each Loan Agreement and simultaneously with each such release, each Loan Borrower shall Grant to Computershare, not in its individual capacity but solely in its capacity as Trust Collateral Agent under the related Indenture for the benefit of the applicable Loan Secured Parties, all of such Loan Borrower’s right, title and interest in and to the applicable Loan Collateral (whether now owned or existing or hereafter acquired or arising).

SECTION 5. Assignment of Exchange Notes to Computershare.

5.01 Wells Fargo hereby irrevocably assigns to Computershare, and Computershare hereby irrevocably assumes from Wells Fargo, all of Wells Fargo’s rights and obligations in its capacity as Exchange Noteholder of each Exchange Note listed on Schedule C.

5.02 In accordance with Section 4.4(a) of the Credit and Security Agreement, simultaneously with the execution of this Agreement and the Third A&R Credit and Security Agreement, the Exchange Note Registrar shall register the transfer of each Exchange Note listed on Schedule C from Wells Fargo, as Exchange Noteholder, to Computershare, as Exchange Noteholder.

SECTION 6. Financing Statements. Each of Computershare and Wells Fargo agrees that GM Financial and/or its designee may prepare and are hereby authorized to file all financing statements, continuation statements, assignments, and amendments thereto, in all jurisdictions and with all filing offices as are necessary or advisable to perfect, and continue the perfection of, the security interest Granted to Computershare, as Collateral Agent under the Credit and Security Agreement, as Indenture Trustee under any Indenture, as Trust Collateral Agreement under any Loan Agreement and in the Certificates of Title identifying “Wells Fargo Bank, N.A.” or “Wells Fargo Bank, National Association” as the lienholder or recorded holder of a security in the related Collateral Leased Vehicles, in each case, pursuant to this Agreement.

SECTION 7. Security Agreement. This Agreement shall constitute a “security agreement” under applicable law.

SECTION 8. Representations, Warranties and Covenants of Wells Fargo.

8.01 Wells Fargo represents and warrants that the execution, delivery and performance of this Agreement and the other agreements and instruments executed or to be executed by Wells Fargo as contemplated hereby have been duly authorized by all necessary action, and it has all requisite power, authority and legal right to execute, deliver and perform this Agreement.

8.02 Wells Fargo represents and warrants that this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms hereof, except as enforcement may be limited by equitable principles (regardless of whether enforcement is sought in equity or at law) or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

8.03 With respect to any Certificate of Title identifying the Titling Trust as the owner of the Leased Vehicle and “Wells Fargo Bank, N.A.” or “Wells Fargo Bank, National Association” as lienholder, Wells Fargo agrees to (a) provide prompt written notice to Computershare and GM Financial if Wells Fargo is contacted by any Person regarding such

Certificate of Title, (b) promptly notify Computershare and GM Financial in writing of any dealings Wells Fargo has with such Person with respect to such Certificate of Title and the related Leased Vehicle, (c) cooperate with Computershare and GM Financial and to take any action with respect to such Certificate of Title and the related Leased Vehicle as requested by Computershare or GM Financial, as applicable and (d) take all action necessary to maintain or preserve the security interest (and the priority of such security interest) of Computershare, as Collateral Agent, in such Certificate of Title and the related Leased Vehicle.

8.04 Wells Fargo Bank agrees to (i) comply with the obligations of the Securities Intermediary set forth in Section 3.1(g) of the Servicing Agreement and (ii) subordinate any claim or interests of Wells Fargo in the Lending Facility Collection Account to the interests of Computershare, as Collateral Agent.

SECTION 9. Representations and Warranties of Computershare.

9.01 Computershare represents and warrants that the execution, delivery and performance of this Agreement and the other agreements and instruments executed or to be executed by Computershare as contemplated hereby have been duly authorized by all necessary action, and it has all requisite power, authority and legal right to execute, deliver and perform this Agreement.

9.02 Computershare represents and warrants that this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms hereof, except as enforcement may be limited by equitable principles (regardless of whether enforcement is sought in equity or at law) or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

9.03 Computershare represents and warrants that Computershare is a national banking association duly organized, validly existing and in good standing under the laws of the United States with the power and authority to own its properties and to conduct its business as such properties are currently owned by such business is presently conducted.

9.04 Computershare represents and warrants that it has a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it shall have a long-term debt rating of BBB-, or an equivalent rating, or better by Standard & Poor’s and Moody’s and, if rated by Fitch, Fitch’s equivalent rating.

9.05 Computershare confirms it has received copies of the Credit and Security Agreement, the Servicing Agreement and the Program Documents relating to each Exchange Note listed on Schedule C, including the amendments thereto entered into on the date hereof, together with copies of the financial statements referred to therein and such other documents and information Computershare has deemed appropriate to make its own credit analysis and decision to enter into this Agreement, the Third A&R Credit and Security Agreement and the Fourth A&R Servicing Agreement.

9.06 Computershare represents and warrants that it will perform all obligations of the Collateral Agent, Indenture Trustee, Trust Collateral Agent and Exchange Noteholder in accordance with the terms of the applicable Program Documents that are required to be performed by Computershare as Collateral Agent, Indenture Trustee, Trust Collateral Agent or an Exchange Noteholder, as applicable.

9.07 If Computershare, as Collateral Agent, transfers the Lending Facility Collection Account to another Eligible Institution, other than Wells Fargo Bank, N.A., Computershare, as Collateral Agent, hereby agrees to cause such Eligible Institution to agree with Computershare, as Collateral Agent, in writing, to subordinate any claim or interests of such Eligible Institution in the Lending Facility Collection Account to the interest of Computershare, as Collateral Agent.

SECTION 10. Representations and Warranties of GM Financial.

10.01 GM Financial represents and warrants that the execution, delivery and performance of this Agreement and the other agreements and instruments executed or to be executed by GM Financial as contemplated hereby have been duly authorized by all necessary action, and it has all requisite power, authority and legal right to execute, deliver and perform this Agreement.

10.02 GM Financial represents and warrants that this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with the terms hereof, except as enforcement may be limited by equitable principles (regardless of whether enforcement is sought in equity or at law) or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

SECTION 11. Wells Fargo Consent. Wells Fargo, in connection with the assignment of all of its rights and obligations as Collateral Agent, as Indenture Trustee under each Indenture, as Trust Collateral Agent under each Loan Agreement and as Exchange Noteholder of each Exchange Note pursuant to the terms of this Agreement, hereby consents to the amendment and restatement of (a) the Second A&R Credit and Security Agreement in accordance with Section 9.1(a)(v) of the Second A&R Credit and Security Agreement and (ii) the Third A&R Servicing Agreement in accordance with Section 6.2(b)(ii) of the Third A&R Servicing Agreement, in each case, to remove Wells Fargo as a party to each such agreement and to effectuate the transfer of such roles to Computershare.

SECTION 12. Waiver; Amendment. No waiver, amendment or modification of this Agreement shall be effective unless it is in writing signed by each of Computershare, GM Financial and Wells Fargo.

SECTION 13. Notices. All notices, demands, instructions and other communications required or permitted under this Agreement must be in writing, including by email, and will be deemed to have been duly given upon delivery or, in the case of a letter mailed by registered first class mail, postage prepaid, three days after deposit in the mail. Unless otherwise specified in a notice sent in accordance with the provisions of this section, notices, demands, instructions and other communications in writing will be given to the respective parties at their respective addresses listed below:

If to Computershare:	600 South 4th Street, MAC N9300-070 Minneapolis, Minnesota 55415 Attention: Corporate Trust Services/Asset Backed Administration

If to GM Financial:	GM Financial 801 Cherry Street Suite 3500 Fort Worth, Texas 76102 Attention: Chief Financial Officer

If to Wells Fargo:	c/o Computershare Trust Company, N.A. 600 South 4th Street, MAC N9300-070 Minneapolis, Minnesota 55415 Attention: Corporate Trust Services/Asset Backed Administration

SECTION 14. Execution in Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, but together they shall constitute one and the same instrument. Facsimile and .pdf signatures shall be deemed valid and binding to the same extent as the original and the parties affirmatively consent to the use thereof, with no such consent having been withdrawn. Each party agrees that this Agreement and any documents to be delivered in connection with this Agreement may be executed by means of an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, in each case to the extent applicable. Any electronic signatures appearing on this Agreement and such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any electronic signature or faxed, scanned, or photocopied manual signature of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof.

SECTION 15. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 16. Severability. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions and terms of this Agreement, as applicable, and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions and terms of this Agreement.

SECTION 17. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

SECTION 18. Fees and Expenses. Computershare hereby agrees to pay, promptly upon its receipt of an invoice therefor, the reasonable fees and out-of-pocket expenses of (a) Dorsey, & Whitney LLP, counsel to Computershare, (b) Katten Muchin Rosenman LLP, counsel to GM Financial and its Affiliates, (c) Morgan, Lewis & Bockius LLP, counsel to the Administrative Agent and the Agents, and (d) Richards, Layton & Finger P.A., counsel to Wilmington Trust Company, in each case, in connection with the preparation, execution, and delivery of this Agreement and the other documents to be delivered hereunder or in connection herewith, including, without limitation, all financing statements, continuation statements, assignments, and amendments thereto.

SECTION 19. Further Assurances. Each of Computershare, GM Financial and Wells Fargo agrees to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other parties hereto in order to effect more fully the purposes of this Agreement.

SECTION 20. Third Party Beneficiaries. Each CSA Secured Party, each Indenture Secured Party and each Loan Secured Party shall be express third party beneficiaries of the provisions of this Agreement.

SECTION 21. Termination. This Agreement shall terminate on the earliest to occur of (a) the date on which all of the Secured Obligations have been paid in full, the Lending Facility has been terminated and each of the Credit and Security Agreement, each Indenture and each Loan Agreement have been terminated in accordance with their terms and (b) the date mutually agreed upon in writing by each of Computershare, GM Financial and Wells Fargo.

SECTION 22. Effectiveness. This Agreement shall become effective upon the date each of Computershare, GM Financial, Wells Fargo or their respective counsel shall have received counterpart signature pages to this Agreement and each other document, certificate and opinion to be executed or delivered by or among some or all of the parties hereto in connection with this Agreement, as more fully described on the closing list attached as Exhibit A hereto

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the date first above written.

AMERICREDIT FINANCIAL SERVICES, INC. d/b/a GM FINANCIAL

By:	/s/ Robert T. Pigott III
Name:	Robert T. Pigott III
Title:	Senior Vice President, Corporate Treasury

COMPUTERSHARE TRUST COMPANY, N.A.

By:	/s/ Kristen Walters
Name:	Kristen Walters
Title:	Vice President

WELLS FARGO BANK, N.A.

By:	Computershare Trust Company, N.A., as attorney-in-fact and agent

By:	/s/ Kristen Walters
Name:	Kristen Walters
Title:	Vice President

[Signature Page to Assignment and Assumption Agreement (GMALT)]

SCHEDULE A

INDENTURES

Issuer	Indenture	Indenture Secured Parties

GMF Leasing Warehouse Trust (the “2011-A Issuer”)	Fifth Amended and Restated Indenture, dated as of May 12, 2022, among the 2011-A Issuer, Deutsche Bank AG, New York Branch, JPMorgan Chase Bank, N.A., the Servicer and Wells Fargo, as Indenture Trustee.	The Noteholders and each Hedge Counterparty (in each case, as defined in Appendix 1 to the 2011-A Exchange Note Supplement) (the “2011-A Secured Parties”).

GMF Leasing Warehouse Trust 2016-A (the “2016-A Issuer”)	Amended and Restated Indenture, dated as of May 12, 2022, among the 2016-A Issuer, Royal Bank of Canada, the Servicer and Wells Fargo, as Indenture Trustee.	The Noteholders and each Hedge Counterparty (in each case, as defined in Appendix 1 to the 2016-A Exchange Note Supplement) (the “2016-A Secured Parties”).

GM Financial Automobile Leasing Trust 2020-2 (the “2020-2 Issuer”)	Indenture, dated as of May 14, 2020, among the 2020-2 Issuer, the Servicer and Wells Fargo, as Indenture Trustee.	The Noteholders (as defined in Appendix 1 to the 2020-2 Exchange Note Supplement) (the “2020-2 Secured Parties”).

GM Financial Automobile Leasing Trust 2020-3 (the “2020-3 Issuer”)	Indenture, dated as of August 24, 2020, among the 2020-3 Issuer, the Servicer and Wells Fargo, as Indenture Trustee.	The Noteholders (as defined in Appendix 1 to the 2020-3 Exchange Note Supplement) (the “2020-3 Secured Parties”).

GM Financial Automobile Leasing Trust 2021-1 (the “2021-1 Issuer”)	Indenture, dated as of January 5, 2021, among the 2021-1 Issuer, the Servicer and Wells Fargo, as Indenture Trustee.	The Noteholders (as defined in Appendix 1 to the 2021-1 Exchange Note Supplement) (the “2021-1 Secured Parties”).

GM Financial Automobile Leasing Trust 2021-2 (the “2021-2 Issuer”)	Indenture, dated as of April 6, 2021, among the 2021-2 Issuer, the Servicer and Wells Fargo, as Indenture Trustee.	The Noteholders (as defined in Appendix 1 to the 2021-2 Exchange Note Supplement) (the “2021-2 Secured Parties”).

GM Financial Automobile Leasing Trust 2021-3 (the “2021-3 Issuer”)	Indenture, dated as of June 30, 2021, among the 2021-3 Issuer, the Servicer and Wells Fargo, as Indenture Trustee.	The Noteholders (as defined in Appendix 1 to the 2021-3 Exchange Note Supplement) (the “2021-3 Secured Parties”).

GM Financial Automobile Leasing Trust 2022-1 (the “2022-1 Issuer”)	Indenture, dated as of January 3, 2022, among the 2022-1 Issuer, the Servicer and Computershare, as Indenture Trustee.	The Noteholders (as defined in Appendix 1 to the 2022-1 Exchange Note Supplement) (the “2022-1 Secured Parties”).

GM Financial Automobile Leasing Trust 2022-2 (the “2022-2 Issuer”)	Indenture, dated as of March 29, 2022, among the 2022-2 Issuer, the Servicer and Computershare, as Indenture Trustee.	The Noteholders (as defined in Appendix 1 to the 2022-2 Exchange Note Supplement) (the “2022-2 Secured Parties”).

GM Financial Automobile Leasing Trust 2022-3 (the “2022-3 Issuer”)	Indenture, dated as of July 5, 2022, among the 2022-3 Issuer, the Servicer and Computershare, as Indenture Trustee.	The Noteholders (as defined in Appendix 1 to the 2022-3 Exchange Note Supplement) (the “2022-3 Secured Parties”).

GM Financial Automobile Leasing Trust 2020-PP5 (the “2020-PP5 Issuer”)	Indenture, dated as of July 6, 2020, among the 2020-PP5 Issuer, the Servicer and Wells Fargo, as Indenture Trustee.	The Noteholders (as defined in Appendix 1 to the 2020-PP5 Exchange Note Supplement) (the “2020-PP5 Secured Parties”).

GM Financial Automobile Leasing Trust 2020-PP7 (the “2020-PP7 Issuer”)	Indenture, dated as of September 17, 2020, among the 2020-PP7 Issuer, the Servicer and Wells Fargo, as Indenture Trustee.	The Noteholders (as defined in Appendix 1 to the 2020-PP7 Exchange Note Supplement) (the “2020-PP7 Secured Parties”).

GM Financial Automobile Leasing Trust 2022-PP3 (the “2022-PP3 Issuer”)	Indenture, dated as of July 4, 2022, among the 2022-PP3 Issuer, the Servicer and Computershare, as Indenture Trustee.	The Noteholders and the Hedge Provider (as defined in Appendix 1 to the 2022-PP3 Exchange Note Supplement) (the “2022-PP3 Secured Parties”).

SCHEDULE B

LOAN AGREEMENTS

Borrower	Loan Agreement	Loan Secured Parties

GM Financial Automobile Leasing Trust 2020-PP6 (the “2020-PP6 Borrower”)	Loan Agreement, dated as of September 30, 2020, among the 2020-PP6 Borrower, GMF Leasing LLC, the Servicer, MUFG Bank, Ltd., Victory Receivables Corporation and Wells Fargo, as Trust Collateral Agent.	The 2020-PP6 Lender and the Hedge Provider (in each case, as defined in Appendix 1 to the 2020-PP6 Exchange Note Supplement) (the “2020-PP6 Secured Parties”).

GM Financial Automobile Leasing Trust 2020-PP8 (the “2020-PP8 Borrower”)	Loan Agreement, dated as of November 24, 2020, among the 2020-PP8 Borrower, GMF Leasing LLC, the Servicer, J.P. Morgan Chase Bank, N.A., Chariot Funding LLC and Wells Fargo, as Trust Collateral Agent.	The 2020-PP8 Lender and the Hedge Provider (in each case, as defined in Appendix 1 to the 2020-PP8 Exchange Note Supplement) (the “2020-PP8 Secured Parties”).

GM Financial Automobile Leasing Trust 2021-PP1 (the “2021-PP1 Borrower”)	Loan Agreement, dated as of January 20, 2021, among the 2021-PP1 Borrower, GMF Leasing LLC, the Servicer, Société Générale, Barton Capital S.A. and Wells Fargo, as Trust Collateral Agent.	The 2021-PP1 Lender and the Hedge Provider (in each case, as defined in Appendix 1 to the 2021-PP1 Exchange Note Supplement) (the “2021-PP1 Secured Parties”).

GM Financial Automobile Leasing Trust 2021-PP2 (the “2021-PP2 Borrower”)	Loan Agreement, dated as of April 23, 2021, among the 2021-PP2 Borrower, GMF Leasing LLC, the Servicer, SMBC Nikko Securities America, Inc., Manhattan Asset Funding Company LLC and Wells Fargo, as Trust Collateral Agent.	The 2021-PP2 Lender and the Hedge Provider (in each case, as defined in Appendix 1 to the 2021-PP2 Exchange Note Supplement) (the “2021-PP2 Secured Parties”).

GM Financial Automobile Leasing Trust 2021-PP3 (the “2021-PP3 Borrower”)	Loan Agreement, dated as of March 12, 2021, among the 2021-PP3 Borrower, GMF Leasing LLC, the Servicer, Citibank, N.A., CAFCO, LLC, CHARTA, LLC, CIESCO, LLC, CRC Funding, LLC and Wells Fargo, as Trust Collateral Agent.	The 2021-PP3 Lenders and the Hedge Provider (in each case, as defined in Appendix 1 to the 2021-PP3 Exchange Note Supplement) (the “2021-PP3 Secured Parties”).

GM Financial Automobile Leasing Trust 2021-PP4 (the “2021-PP4 Borrower”)	Loan Agreement, dated as of July 20, 2021, among the 2021-PP4 Borrower, GMF Leasing LLC, the Servicer, BNP Paribas, Starbird Funding Corporation, Matchpoint Finance PLC and Wells Fargo, as Trust Collateral Agent.	The 2021-PP4 Lenders and the Hedge Provider (in each case, as defined in Appendix 1 to the 2021-PP4 Exchange Note Supplement) (the “2021-PP4 Secured Parties”).
GM Financial Automobile Leasing Trust 2021-PP5 (the “2021-PP5 Borrower”)	Loan Agreement, dated as of July 30, 2021, among the 2021-PP5 Borrower, GMF Leasing LLC, the Servicer, MUFG Bank, Ltd., Victory Receivables Corporation and Wells Fargo, as Trust Collateral Agent.	The 2021-PP5 Lender and the Hedge Provider (in each case, as defined in Appendix 1 to the 2021-PP5 Exchange Note Supplement) (the “2021-PP5 Secured Parties”).

GM Financial Automobile Leasing Trust 2021-PP6 (the “2021-PP6 Borrower”)	Loan Agreement, dated as of November 18, 2021, among the 2021-PP6 Borrower, GMF Leasing LLC, the Servicer, Lloyds Bank PLC, and Wells Fargo, as Trust Collateral Agent.	The 2021-PP6 Lender and the Hedge Provider (in each case, as defined in Appendix 1 to the 2021-PP6 Exchange Note Supplement) (the “2021-PP6 Secured Parties”).

GM Financial Automobile Leasing Trust 2022-PP1 (the “2022-PP1 Borrower”)	Loan Agreement, dated as of March 28, 2022, among the 2022-PP1 Borrower, GMF Leasing LLC, the Servicer, Société Générale, Barton Capital S.A. and Computershare, as Trust Collateral Agent.	The 2022-PP1 Lender and the Hedge Provider (in each case, as defined in Appendix 1 to the 2022-PP1 Exchange Note Supplement) (the “2022-PP1 Secured Parties”).

GM Financial Automobile Leasing Trust 2022-PP2 (the “2022-PP2 Borrower”)	Loan Agreement, dated as of June 9, 2022, among the 2022-PP2 Borrower, GMF Leasing LLC, the Servicer, BMO Capital Markets Corp., Fairway Finance Company, LLC and Computershare, as Trust Collateral Agent.	The 2022-PP2 Lender and the Hedge Provider (in each case, as defined in Appendix 1 to the 2022-PP2 Exchange Note Supplement) (the “2022-PP2 Secured Parties”).

GM Financial Automobile Leasing Trust 2022-PP4 (the “2022-PP4 Borrower”)	Loan Agreement, dated as of July 21, 2022, among the 2022-PP4 Borrower, GMF Leasing LLC, the Servicer, Bank of America, N.A. and Computershare, as Trust Collateral Agent.	The 2022-PP4 Lender and the Hedge Provider (in each case, as defined in Appendix 1 to the 2022-PP4 Exchange Note Supplement) (the “2022-PP4 Secured Parties”).

SCHEDULE C

EXCHANGE NOTES

Exchange Note	Exchange Note Supplement
2011-A Exchange Note	Fifth Amended and Restated 2011-A Exchange Note Supplement, dated as of May 12, 2022, (the “2011-A Exchange Note Supplement”), among the Borrower, the Lender, the Servicer, the Administrative Agent, and Wells Fargo, as Collateral Agent.

2016-A Exchange Note	Amended and Restated 2011-A Exchange Note Supplement, dated as of May 12, 2022 (the “2016-A Exchange Note Supplement”), among the Borrower, the Lender, the Servicer, the Administrative Agent, and Wells Fargo, as Collateral Agent.

2020-2 Exchange Note	2020-2 Exchange Note Supplement, dated as of May 14, 2020 (the “2020-2 Exchange Note Supplement”), among the Borrower, the Lender, the Servicer, the Administrative Agent, and Wells Fargo, as Collateral Agent.

2020-3 Exchange Note	2020-3 Exchange Note Supplement, dated as of August 24, 2020 (the “2020-3 Exchange Note Supplement”), among the Borrower, the Lender, the Servicer, the Administrative Agent, and Wells Fargo, as Collateral Agent.

2021-1 Exchange Note	2021-1 Exchange Note Supplement, dated as of January 5, 2021 (the “2021-1 Exchange Note Supplement”), among the Borrower, the Lender, the Servicer, the Administrative Agent, and Wells Fargo, as Collateral Agent.

2021-2 Exchange Note	2021-2 Exchange Note Supplement, dated as of April 6, 2021 (the “2021-2 Exchange Note Supplement”), among the Borrower, the Lender, the Servicer, the Administrative Agent, and Wells Fargo, as Collateral Agent.

2021-3 Exchange Note	2021-3 Exchange Note Supplement, dated as of June 30, 2021 (the “2021-3 Exchange Note Supplement”), among the Borrower, the Lender, the Servicer, the Administrative Agent, and Wells Fargo, as Collateral Agent.

2022-1 Exchange Note	2022-1 Exchange Note Supplement, dated as of January 3, 2022 (the “2022-1 Exchange Note Supplement”), among the Borrower, the Lender, the Servicer, the Administrative Agent, and Wells Fargo, as Collateral Agent.

2022-2 Exchange Note	2022-2 Exchange Note Supplement, dated as of March 29, 2022 (the “2022-2 Exchange Note Supplement”), among the Borrower, the Lender, the Servicer, the Administrative Agent, and Wells Fargo, as Collateral Agent.

2022-3 Exchange Note	2022-3 Exchange Note Supplement, dated as of July 5, 2022 (the “2022-3 Exchange Note Supplement”), among the Borrower, the Lender, the Servicer, the Administrative Agent, and Wells Fargo, as Collateral Agent.

2020-PP5 Exchange Note	2020-PP5 Exchange Note Supplement, dated as of July 6, 2020 (the “2020-PP5 Exchange Note Supplement”), among the Borrower, the Lender, the Servicer, the Administrative Agent, and Wells Fargo, as Collateral Agent.

2020-PP6 Exchange Note	2020-PP6 Exchange Note Supplement, dated as of September 1, 2020 (the “2020-PP6 Exchange Note Supplement”), among the Borrower, the Lender, the Servicer, the Administrative Agent, and Wells Fargo, as Collateral Agent.

2020-PP7 Exchange Note	2020-PP7 Exchange Note Supplement, dated as of September 17, 2020 (the “2020-PP7 Exchange Note Supplement”), among the Borrower, the Lender, the Servicer, the Administrative Agent, and Wells Fargo, as Collateral Agent.

2020-PP8 Exchange Note	2020-PP8 Exchange Note Supplement, dated as of November 12, 2020 (the “2020-PP8 Exchange Note Supplement”), among the Borrower, the Lender, the Servicer, the Administrative Agent, and Wells Fargo, as Collateral Agent.

2021-PP1 Exchange Note	2021-PP1 Exchange Note Supplement, dated as of January 4, 2021 (the “2021-PP1 Exchange Note Supplement”), among the Borrower, the Lender, the Servicer, the Administrative Agent, and Wells Fargo, as Collateral Agent.

2021-PP2 Exchange Note	2021-PP2 Exchange Note Supplement, dated as of April 4, 2021 (the “2021-PP2 Exchange Note Supplement”), among the Borrower, the Lender, the Servicer, the Administrative Agent, and Wells Fargo, as Collateral Agent.

2021-PP3 Exchange Note	2021-PP3 Exchange Note Supplement, dated as of February 23, 2021 (the “2021-PP3 Exchange Note Supplement”), among the Borrower, the Lender, the Servicer, the Administrative Agent, and Wells Fargo, as Collateral Agent.

2021-PP4 Exchange Note	2021-PP4 Exchange Note Supplement, dated as of July 5, 2021 (the “2021-PP4 Exchange Note Supplement”), among the Borrower, the Lender, the Servicer, the Administrative Agent, and Wells Fargo, as Collateral Agent.

2021-PP5 Exchange Note	2021-PP5 Exchange Note Supplement, dated as of July 18, 2021 (the “2021-PP5 Exchange Note Supplement”), among the Borrower, the Lender, the Servicer, the Administrative Agent, and Wells Fargo, as Collateral Agent.

2021-PP6 Exchange Note	2021-PP6 Exchange Note Supplement, dated as of October 28, 2021 (the “2021-PP6 Exchange Note Supplement”), among the Borrower, the Lender, the Servicer, the Administrative Agent, and Wells Fargo, as Collateral Agent.
2022-PP1 Exchange Note	2022-PP1 Exchange Note Supplement, dated as of March 7, 2022 (the “2022-PP1 Exchange Note Supplement”), among the Borrower, the Lender, the Servicer, the Administrative Agent, and Wells Fargo, as Collateral Agent.

2022-PP2 Exchange Note	2022-PP2 Exchange Note Supplement, dated as of May 31, 2022 (the “2022-PP2 Exchange Note Supplement”), among the Borrower, the Lender, the Servicer, the Administrative Agent, and Wells Fargo, as Collateral Agent.

2022-PP3 Exchange Note	2022-PP3 Exchange Note Supplement, dated as of July 4, 2022 (the “2022-PP3 Exchange Note Supplement”), among the Borrower, the Lender, the Servicer, the Administrative Agent, and Wells Fargo, as Collateral Agent.

2022-PP4 Exchange Note	2022-PP4 Exchange Note Supplement, dated as of July 11, 2022 (the “2022-PP4 Exchange Note Supplement”), among the Borrower, the Lender, the Servicer, the Administrative Agent, and Wells Fargo, as Collateral Agent.

EXHIBIT A

CLOSING LIST

[On file with GM Financial]